UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2023

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Lamb Weston Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	1-37830	61-1797411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 S. Rivershore Lane		83616
Eagle, Idaho		(Zip Code)
(Address of principal executive offices)
(208) 938-1047
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 25, 2023, Lamb Weston Holdings, Inc. (“the Company” or “our”) announced a change to our reportable segments. Effective May 29, 2023, to align with our expanded global footprint following the completion of our acquisition of the remaining 50 percent interest in Lamb-Weston/Meijer v.o.f. (“LW EMEA”), management, including the chief executive officer (who is our chief operating decision maker), began managing operations in two business segments based on management’s change to the way it monitors performance, aligns strategies, and allocates resources. This resulted in a change from four reportable segments to two (North America and International), effective with the beginning of fiscal 2024. All financial information on a prospective basis will be presented under the new reportable segments beginning in fiscal 2024 with our Quarterly Report on Form 10-Q for the fiscal quarter ending August 27, 2023.

Effective May 29, 2023, our reportable segments are comprised of the following:

●	North America – this segment primarily includes frozen potato products sold in the United States, Mexico, and Canada to quick service and full-service restaurant chains, foodservice distributors, non-commercial channels, and retailers. Our North America segment’s product portfolio includes frozen potatoes, commercial ingredients, and appetizers sold under the Lamb Weston brand, as well as frozen potatoes sold under the Company’s owned or licensed brands, including Grown in Idaho and Alexia, other licensed equities comprised of brand names of major North American restaurant chains, and retailers’ own brands.

●	International – this segment primarily includes frozen potato products sold outside of North America to quick service and full-service restaurant chains, foodservice distributors, non-commercial channels, and retailers. Our International segment’s product portfolio includes frozen potatoes, commercial ingredients, and appetizers sold under the Lamb Weston brand.

Effective May 29, 2023, the Company began measuring and evaluating its new reportable segments based on net sales, segment income, and Adjusted EBITDA. These metrics are used by the Company’s chief operating decision maker to review performance of the Company and allocate resources. The Company redefined total Adjusted EBITDA to align with Adjusted EBITDA reviewed by its chief operating decision maker, which includes new adjustments for foreign exchange gains and losses and all unrealized mark-to-market derivative gains and losses. These gains and losses increased with the recent acquisition of LW EMEA and management believes they are not core components of the Company’s operating performance for purposes of business decision-making. Accordingly, Adjusted EBITDA balances for historical periods are being recast in this Form 8-K to conform to the go-forward definition and presentation. Therefore, such balances have changed for certain periods as compared to prior filings. For more information about Adjusted EBITDA, see “Non-GAAP Financial Measures” below.

The Company’s two segments include corporate support staff and services that are directly allocable to those segments. Unallocated corporate costs are presented as reconciling items to arrive at total Company Adjusted EBITDA. Unallocated corporate costs include costs related to corporate support staff and services, foreign exchange gains and losses, and unrealized derivative mark-to-market gains and losses. Support services include, but are not limited to, the Company’s administrative, information technology, human resources, finance, and accounting functions that are not specifically allocated to the segments. Consistent with current reporting, assets are not attributable to the Company’s reportable segments.

The Company is furnishing this Form 8-K to provide investors with recast segment summary historical financial information and segment historical data that is consistent with its new reportable segments and measures used by our chief operating decision maker to manage those segments. The segments follow the accounting principles described in our Annual Report on Form 10-K for the fiscal year ended May 28, 2023. The schedules in Exhibit 99.1 furnished with this Form 8-K provide recast unaudited summary financial information and other data according to the new reporting segments and performance measures for the previously reported fiscal years ended May 30, 2021, May 29, 2022, and

May 28, 2023 (fiscal 2021, 2022, and 2023), and the previously reported quarterly financial information for the quarterly periods included in fiscal 2022 and 2023.

The information furnished in this Form 8-K should be read in conjunction with the Company’s previously filed SEC reports and is presented for information only. This information in no way amends or restates the Company’s previously reported consolidated financial statements for any period. In this regard, none of the information furnished in this Form 8-K changes the Company's previously reported total assets, liabilities or stockholders’ equity or its reported net income or earnings per share, and the information does not reflect any subsequent information or events, other than as required to reflect the changes in reportable segments and definition of Adjusted EBITDA as described above.

The information furnished in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Non-GAAP Financial Measures

In this Form 8-K, the Company has presented Segment Adjusted EBITDA, Adjusted Segment Income, EBITDA Excluding Unconsolidated Joint Ventures, Adjusted EBITDA Excluding Unconsolidated Joint Ventures, EBITDA Including Unconsolidated Joint Ventures, Adjusted EBITDA Including Unconsolidated Joint Ventures, and Adjusted Equity Method Investment Earnings (Loss), each of which is considered a non-GAAP financial measure. The non-GAAP financial measures presented herein should be viewed in addition to, and not as an alternative for, financial measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") that are also presented in this Form 8-K. These measures are not substitutes for their comparable GAAP financial measures, such as segment income and net income, or other measures prescribed by GAAP, and there are limitations to using non-GAAP financial measures. For example, the non-GAAP financial measures presented in this Form 8-K may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures the same way as the Company does.

Management uses these non-GAAP financial measures to assist in analyzing what management views as the Company's core operating performance for purposes of business decision-making. Management believes that presenting these non-GAAP financial measures provides investors with useful supplemental information because they (i) provide meaningful supplemental information regarding financial performance by excluding certain items affecting comparability between periods, (ii) permit investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provide supplemental information that may be useful to investors in evaluating the Company's financial results. In addition, the Company believes that the presentation of these non-GAAP financial measures, when considered together with the most directly comparable GAAP financial measures and the reconciliations to those GAAP financial measures, provides investors with additional tools to understand the factors and trends affecting the Company's underlying business than could be obtained absent these disclosures.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Recast Segment Information of Lamb Weston Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

	By:	/s/ Bernadette M. Madarieta
Name: Bernadette M. Madarieta
Title: Chief Financial Officer
Date: August 24, 2023